Adtran Holdings (Nasdaq: ADTN) Investor Presentation February 26, 2025

Cautionary note regarding forward-looking statements Statements contained in this investor presentation which are not historical facts, such as those relating to expectations regarding future revenue and future non-GAAP operating margin; future service provider spending; future profitability, and growth, including customer acquisition and booking trends, as well as future end market growth; future market trends and customer inventory levels; future operational leverage and cash generation; and ADTRAN Holdings’ strategy and outlook, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which have caused and may in the future cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties relating to ADTRAN Holdings’ ability to continue to reduce expenditures and the impact of such reductions on its financial results and financial condition; (ii) risks and uncertainties relating to our ability to comply with the covenants set forth in our credit agreement, to satisfy our payment obligations to Adtran Networks’ minority shareholders under the Domination and Profit and Loss Transfer Agreement between us and Adtran Networks (the “DPLTA”), and to make payments to Adtran Networks in order to absorb its annual net loss pursuant to the DPLTA; (iii) the risk of fluctuations in revenue due to lengthy sales and approval processes required by major and other service providers for new products, as well as shifting customer spending patterns; (iv) risks and uncertainties relating to our level of indebtedness; (v) risks and uncertainties relating to ongoing material weaknesses in our internal control over financial reporting; (vi) risks posed by potential breaches of information systems and cyber-attacks; (vii) the risk that ADTRAN Holdings may not be able to effectively compete, including through product improvements and development; and (viii) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q or other securities filings, and the risks to be disclosed in its upcoming Annual Report on Form 10-K for the year ended December 31, 2024, to be filed with the SEC. Additionally, the financial measures presented herein are preliminary estimates, remain subject to our internal controls and procedures, and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between the Company’s actual results and the preliminary financial information set forth herein may be material.

Introduction and business model

3,100+ Employees worldwide 1,000+ Global technology patents $923M Revenue1 50 35+ Years of experience Α — Ω End-to-end solutions portfolio Who is Adtran? Your trusted partner for the fiber everywhere era Worldwide locations HQ = Huntsville, AL “Our vision is to enable a fully-connected world, where the power and freedom to communicate is available to everyone, everywhere, in a secure, efficient and sustainable environment.” Tom Stanton, Chairman and CEO, Adtran 1Preliminary until 10-K filing

Market trends Industry update Continued growth in scalable, secure and AI-optimized fiber networks Fiber everywhere era continues Mix of public and private funding remains strong Connecting all homes, business, 5G sites and critical infrastructure AI infrastructure reshaping networks Rapid expansion of cloud infrastructure led by AI Large-scale training sites today. Edge and on-prem sites expected to follow Growing importance of secure networks Threat from attacks higher than ever before Legacy infrastructure networks need to be digitized and encrypted Data & AI transforming network operations Applying to AI to automate operations and improve subscriber experience Significantly reduces operational expenses

Business model Adtran is a global vendor with scale and diversity Portfolio differentiation Customer diversity Global presence Trusted vendor Optical core to customer premise End-to-end automation & insights Enhanced security and assurance Balanced mix of national SPs, regional SPs, enterprise, and ICP customers Continued growth opportunities in each segment Geo-diverse supply chain Globally diverse R&D, sales and support Balanced geographic mix of customers Secure networking specialist Long history with top tier SP, enterprise and government customers Leading alternative to high-risk vendors

Adtran portfolio From the core through the door 5G Data-driven intelligence for operations and support Subscriber experience Access domain Optical domain Subscriber Solutions Cloud-managed Wi-Fi 7 Residential and business fiber CPE Data collection Data-driven insights Access and Aggregation Solutions High-density fiber access platforms Ultra-precise, resilient timing solutions Optical Networking Solutions Metro/regional DWDM platforms Pluggable coherent transceivers

Addressable MArkets Fiber networking market forecasts CAGR*: ~3.6% CAGR*: ~4.4% CAGR*: ~6.8% *3-year 2025 - 2028 Sources: PON OLT+ONT: Dell’Oro 5-yr Broadband Access and Home Networking Report (Feb 2025) Metro WDM: Omdia Optical Network Forecast (May 2024) Carrier Ethernet: Omdia Service Provider Switching and Routing Forecast (September 2024)

Business model Factors expected to drive long-term growth Expansion of fiber networks Strong mix of public and private funds to build out fiber to homes, businesses, 5G sites, and critical infrastructure In-home networks upgrading to multi-Gig Wi-Fi to match access network speeds Adtran has strong presence and broad portfolio in high growth markets High-risk vendor replacement Shift away from Chinese vendors continues given geopolitical situation Adtran is leading alternative to high-risk vendors in optical transport and fiber access given our portfolio strengths and broad global presence Securing critical networks Increased demand for modernizing and upgrading critical infrastructure within government, utilities and large enterprise applications AI applications drive further demand for securing connectivity at the network edge Adtran is a secure networks specialist with top tier customers and portfolio in this space

Business update

business update Preliminary Q4 2004 highlights Revenue of $243m, up sequentially and above mid-point of outlook ($230m-$245m) Revenue above mid-point of guidance range Q4 24 Non-GAAP gross margin of 42.0%, decreased 11 bps QoQ and up 10 bps YoY Strong non-GAAP gross margin Operating cash flow of $5m, free cash flow ($10m) in Q4 24 2024 operating cash flow $103m, free cash flow of $40m generated, an increase of $129m y-o-y Cash flow Non-GAAP operating margin of 3.3%, above mid-point of outlook (guidance 0% - +4%) Continued improvement in non-GAAP operating margin Non-GAAP gross margin is calculated as non-GAAP gross profit divided by revenue. Non-GAAP operating margin is calculated as non-GAAP operating profit divided by revenue. Non-GAAP free cash flow is operating cash flow less purchases of property, plant and equipment and developed technologies. A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Note: All results are approximate due to the preliminary nature of the presentation.

Q4 2024 business update Technology update Subscriber solutions Strong demand in 10 Gig ONTs, 10 Gig Carrier Ethernet CPE and multi-Gig Wi-Fi 7 platforms Rapidly expanding customer base with Intellifi cloud-managed Wi-Fi solutions Access and aggregation solutions Customers expanding and upgrading to 10 Gig fiber access networks while trialing 50 Gig PON High demand for resilient, ultra-precise timing solutions for government networks Optical networking solutions Increasing demand for 100 Gig at the edge and 400/800 Gig upgrades in metro/regional networks Increasing demand for upgrading and securing critical infrastructure (i.e., utilities, government, etc.) Software platforms Expanding adoption of Mosaic One for network insights and intelligence. Strong demand for optical network automation. Professional services Continued growth in hardware and software maintenance services to support growing base of infrastructure solutions.

Q4 2024 business update Preliminary revenue by segment, category and region Category Region Q4 2023 Q4 2024 $225.5 $242.9 Services & Support Network Solutions Q3 2024 Q4 2024 $227.7 $242.9 Y-o-Y Q-o-Q Q4 2023 Q4 2024 $225.5 $242.9 Access & Aggregation Subscriber Solutions Optical Networking Solutions Q3 2024 Q4 2024 $227.7 $242.9 Q4 2023 Q4 2024 $225.5 $242.9 Non-US US Q3 2024 Q4 2024 $227.7 $242.9 In $m Segment Note: Potential differences may be due to rounding. All results are approximate due to the preliminary nature of the presentation.

Q4 2024 business update Well diversified across technology, markets and customer base Categories Optical networking solutions Subscriber solutions Access & aggregation solutions Market Customers Large SPs Regional SPs Enterprise / ICP / OEM U.S. Non-U.S. Note: Potential differences may be due to rounding. All results are approximate due to the preliminary nature of the presentation.

Q4 2024 business update Preliminary financial information Q4 2023 Q3 2024 Q4 2024 +7.7% +6.7% Q4 2023 Q3 2024 Q4 2024 41.9% 42.1% 42.0% +10bps -11bps Q4 2023 Q3 2024 Q4 2024 -3.7% 0.7% Q4 2023 Q3 2024 Q4 2024 Q4 2023 Q3 2024 Q4 2024 Note: All results are approximate due to the preliminary nature of the presentation. Potential differences may be due to rounding. Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP operating margin is calculated as non-GAAP operating loss divided by revenue. Q4 24 Revenue ($) 242.9m +6.7% q-o-q Q4 24 Non-GAAP gross margin 42.0% -11 bps q-o-q Q4 24 Non-GAAP operating expenses ($) 94.0m +1.7% q-o-q Q4 24 Non-GAAP operating margin 3.3% +216 bps q-o-q Q4 24 Non-GAAP diluted EPS ($) -0.01 Q4 2023 Q3 2024 Q4 2024 0.00 Q4 24 Non-GAAP diluted EPS ($) 0.00

Q4 2024 business update Preliminary balance sheet highlights Trade Accounts Receivables $m Q4 2023 Q3 2024 Q4 2024 Trade Accounts Payables $m Q4 2023 Q3 2024 Q4 2024 Inventories $m Q4 2023 Q3 2024 Q4 2024 Net Working Capital $m Q4 2023 Q3 2024 Q4 2024 Q4 23 Q1 24 Q2 24 Q3 24 Q4 24 DSO DPO Rolling DSO vs. DPO development Days Note: All results are approximate due to the preliminary nature of the presentation. Potential differences may be due to rounding.

Q4 2024 business update Preliminary cash flow highlights Operating Cash flow $m (2023 vs. 2024) 2023 2024 Non-GAAP Free cash flow1 $m (2023 vs. 2024) 2023 2024 -$89 Cash ($m) Q4 2023 Q3 2024 Q4 2024 Operating Cash flow $m (Q3 vs. Q4) Q3 2024 Q4 2024 $42 Non-GAAP Free cash flow1 $m (Q3 vs. Q4) Q3 2024 Q4 2024 1Non-GAAP free cash flow is operating cash flow less purchases of property, plant and equipment and developed technologies. Note: All results are approximate due to the preliminary nature of the presentation. .Potential differences may be due to rounding.

18 Inventory conditions have materially recovered. Booking trends continue to improve. A return to normalized spending is expected over the coming quarters. Increasing fiber infrastructure growth due to fiber expansion, vendor consolidation, a shift away from high-risk Chinese vendors, and investments focused on AI. Opex is aligned to expanding revenue without materially growing expenses, coupled with gross expansion. Continued focus on strengthening our balance sheet by reducing debt through cash generation and divesting non-strategic assets. 2025 outlook

Outlook for Q1 2025 Previous outlook (for Q4 2024) Current outlook (for Q1 2025) Revenue $230m – $245m $237.5m – $252.5m Non-GAAP operating margin 0% – +4% 0% – +4%

GAAP to non-GAAP reconciliation

Non-GAAP cost of revenue, gross profit and gross margin reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.  (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down and other charges of $8.6 million and other expenses of $0.6 million for the twelve months ended December 31, 2024, incurred as a result of a strategy shift which included discontinuance of certain product lines in connection with the Business Efficiency Program. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. These expenses include restructuring wage charges of $5.4 million for the twelve months ended December 31, 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE.

Non-GAAP operating expense reconciliation See footnotes on following page

Non-GAAP operating expense reconciliation footnotes (1) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.  (2) Includes $4.3M of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $1.0 million of legal and advisory fees related to a potential strategic transaction which are included in selling, general and administrative expenses on the condensed consolidated statements of loss. (3) $2.4 million is included in selling, general and administrative expenses and $1.0 million is included in research and development expenses on the condensed consolidated statements of loss. (4) $1.2 million is included in selling, general and administrative expenses and $2.4 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. (5) $0.6 million is included in selling, general and administrative expenses and less than $0.1 million is included in research and development expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. (6) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (7) Includes $4.0M of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $0.6 million of legal and advisory fees related to a potential strategic transaction which are both included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (8) $2.2 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (9) $2.7 million is included in selling, general and administrative expenses and $3.2 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses of $3.2 million of wage related and other charges due to the Greifswald facility closure of which $0.8 million is included in selling, general and administrative and $2.4 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. (10) $0.3 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. (11) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $3.7 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (12) $2.3 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss (13) $4.6 million is included in selling, general and administrative expenses and $3.2 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. (14) $1.9 million is included in selling, general and administrative expenses and $0.02 million is included in research and development expenses on the condensed consolidated statements of loss. Includes legal and advisory fees totaling $1.2 million related to a contemplated capital raise transaction that are recorded in selling, general and administrative expenses. Includes expenses totaling $0.4 million related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE of which $0.4 million are included in selling, general and administrative expenses and $0.02 million are included in research and development expenses. The integration bonus expense of $0.4 million includes $0.2 million of stock compensation expense. Additionally, includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. (15) Includes $17.6M of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations and $4.9 million of legal and advisory fees related to a potential strategic transaction which are included in selling, general and administrative expenses on the condensed consolidated statements of loss. (16) $9.4 million is included in selling, general and administrative expenses and $3.8 million is included in research and development expenses on the condensed consolidated statements of loss. (17) $9.1 million is included in selling, general and administrative expenses and $21.0 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. (18) $1.8 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of loss, and is primarily related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. (19) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments. (20) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $15.8 million is included in selling, general and administrative expenses and $1.9 million is included in research and development expenses on the condensed consolidated statements of loss. (21) $9.8 million is included in selling, general and administrative expenses and $4.0 million is included in research and development expenses on the condensed consolidated statements of loss. (22) $11.6 million is included in selling, general and administrative expenses and $7.7 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. (23) $4.8 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses related to the integration bonus program and fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. Additionally, includes legal and advisory fees totaling $1.2 million related to a contemplated capital raise transaction that are recorded in selling, general and administrative expenses. (24) Includes non-cash goodwill impairment charge related to our Services and Support reporting unit. The impairment primarily resulted from a decrease in projected revenue growth rates and EBITDA margins

Non-GAAP operating loss reconciliation (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.  (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a results of the business combination with Adtran Networks SE. Includes fees incurred for the expansion of internal controls at Adtran Networks SE and the implementation of the DPTLA. (4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (5) Non-cash impairment of goodwill in our Network Solutions reporting unit, necessitated by factors such as a decrease in the Company's market capitalization, cautious service provider spending due to economic uncertainty and continued elevated customer inventory adjustments. (6) Non-cash goodwill impairment charge related to our Services and Support reporting unit. The impairment primarily resulted from a decrease in projected revenue growth rates and EBITDA margins

Non-GAAP other expense reconciliation (1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees. (2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Non-GAAP net income (loss) and income (loss) per share attributable of non-controlling interest reconciliation (1) Loss per common share attributable to ADTRAN Holdings, Inc. - basic and diluted - reflects a $5 thousand and $3.0 million effect of redemption for the three months ended December 31, 2024 and September 30, 2024 respectively and $3.0 million effect of redemption of RNCI for the year ended December 31, 2024. (2) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA. (3) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.  (4) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees. (5) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries. (6) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and was substantially completed in late 2024. Additionally, as part of the Business Efficiency Program, management determined to close a facility in Greifswald, Germany which occurred in December 2024. (7) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. (8) Represents the tax effect of non-GAAP adjustments. Beginning in the period ended September 30, 2024, the Company changed its method of calculating non-GAAP income taxes by applying blended statutory tax rates to non-GAAP losses before income taxes in order to include current and deferred income tax expenses that are commensurate with the non-GAAP measure of profitability. The blended statutory tax rate is calculated using 0%, resulting in no tax benefits net of impact of valuation allowance, for the loss jurisdiction’s non-GAAP losses before income taxes and 30% for all remaining jurisdictions’ non-GAAP income before income taxes. Prior periods have been adjusted to reflect the application of blended statutory tax rates, net of impact of valuation allowance, to non-GAAP losses before income taxes as opposed to the previous application of blended statutory and effective tax rates to separate non-GAAP adjustments. We previously reported the tax effect of the adjustment to non-GAAP net loss under the prior method of $8.7 million and $57.8 million for the three and twelve months ended December 31, 2023.

Free cash flow reconciliation (1) Purchases related to capital expenditures and developed technologies.

Appendix

2025 Financial calendar Needham 27th Annual Growth Conference – New York January 14 Stifel 2025 NYC One-on-One Conference – New York March 11 37th Annual ROTH Conference – Dana Point, California March 18

Explanation of use of non-GAAP financial measures Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, other (expense) income, net loss inclusive of the non-controlling interest, net income attributable to the non-controlling interest, net loss attributable to the Company, and loss per share - basic and diluted, attributable to the Company, and net cash provided by (used in) operating activities, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP other expense, non-GAAP net income (loss) inclusive of the non-controlling interest, non-GAAP net income attributable to the non-controlling interest, non-GAAP net loss attributable to the Company, non-GAAP earnings (loss) per share - basic and diluted, attributable to the Company, and non-GAAP free cash flow, respectively. Such non-GAAP measures exclude acquisition-related expenses, amortization and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments as well as legal and advisory fees related to a potential significant transaction), stock-based compensation expense, restructuring expenses, integration expenses, deferred compensation adjustments, goodwill impairments, amortization of pension actuarial losses, the tax effect of these adjustments to net loss and purchases of property, plant and equipment. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures, when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company. These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies. The information contained in this presentation is solely based on preliminary unaudited condensed consolidated results. Additionally, these non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies Non-GAAP operating margin (which is calculated as non-GAAP operating income (loss) divided by revenue) is a non-GAAP financial measure. The Company has provided first quarter 2025 guidance with regard to non-GAAP operating margin. This measure excludes from the corresponding GAAP financial measure the effect of adjustments as described below. The Company has not provided a reconciliation of such non-GAAP guidance to guidance presented on a GAAP basis because it cannot predict and quantify without unreasonable effort all of the adjustments that may occur during the period due to the difficulty of predicting the timing and amounts of various items within a reasonable range. In particular, non-GAAP operating margin excludes certain items, including continued restructuring expenses, that will continue to evolve as our business efficiency program is implemented that the Company is unable to quantitatively predict. Depending on the materiality of these items, they could have a significant impact on the Company's GAAP financial results.